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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      October 31, 2006 (October 27, 2006)


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                           Newcastle Investment Corp.
               (Exact Name of Registrant as Specified in Charter)


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           Maryland                       001-31458               81-0559116
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

   1345 Avenue of the Americas, New York, NY                    10105
    (Address of Principal Executive Offices)                 (Zip Code)
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                                 (212) 798-6100
               Registrant's telephone number, including area code
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                                 Not Applicable
              (Former Name or Former Address, if Changed Since Last
                                     Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS

         On October 27, 2006, Newcastle Investment Corp. (the "Company") entered into an Underwriting Agreement and a Terms Agreement among the Company, Fortress Investment Group LLC and Banc of America Securities LLC for the issuance and sale by the Company of 1,700,000 shares of its common stock. The common stock is being sold pursuant to an effective shelf registration statement. Copies of the underwriting agreement and the terms agreement are filed as Exhibits 1.1 and 1.2 hereto.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

         1.1 Underwriting Agreement, dated October 27, 2006, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Banc of America Securities LLC.

         1.2 Terms Agreement, dated October 27, 2006, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Banc of America Securities LLC




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Newcastle Investment Corp.
                                     (Registrant)



Date:  October 31, 2006              By:  /s/ Debra A. Hess
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                                         Name:  Debra A. Hess
                                         Title: Chief Financial Officer





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                                  EXHIBIT INDEX
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EXHIBIT NO.          DESCRIPTION
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     1.1             Underwriting Agreement, dated October 27, 2006, by and
                     among Newcastle Investment Corp., Fortress Investment Group LLC and Banc of America Securities LLC.

     1.2 Terms Agreement, dated October 27, 2006, by and among Newcastle Investment Corp., Fortress Investment Group LLC and Banc of America Securities LLC